UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2022

P.A.M. TRANSPORTATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PTSI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 5, 2022, the Annual Meeting of Stockholders of P.A.M. Transportation Services, Inc. (the “Company”) was held, at which meeting nine directors were elected to serve as the Board of Directors until the next Annual Meeting of Stockholders, an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 40,000,000 to 50,000,000 was approved and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2022 was ratified by the Company’s stockholders. Final vote tabulations are indicated below:

(1)	Election of nine director nominees to serve until the date of the next Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Michael D. Bishop	9,784,630	349,680	722,485
Frederick P. Calderone	8,515,739	1,618,571	722,485
W. Scott Davis	9,680,803	453,507	722,485
Edwin J. Lukas	8,548,432	1,585,878	722,485
Franklin H. McLarty	9,783,630	350,680	722,485
H. Pete Montaño	9,784,430	349,880	722,485
Matthew J. Moroun	8,154,067	1,980,243	722,485
Matthew T. Moroun	8,549,493	1,584,817	722,485
Joseph A. Vitiritto	8,246,054	1,888,256	722,485

(2)	Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 40,000,000 to 50,000,000:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,840,928	12,845	3,022	0

(3)	Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,811,679	44,131	985	0

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: May 9, 2022	By:	/s/ Allen W. West
Allen W. West Vice President of Finance, Chief Financial Officer, Secretary and Treasurer